UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 30, 2018 (May 25, 2018)

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road
Lanham, MD	20706
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously announced, on May 22, 2018, 2U, Inc., a Delaware corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the several underwriters named therein (collectively, the “Underwriters”) for whom Goldman Sachs & Co. LLC and Credit Suisse Securities (USA) LLC acted as representatives, relating to the underwritten registered public offering of an aggregate of 3,333,334 shares (the “Firm Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”) at a public offering price of $90 per share. Under the terms of the Underwriting Agreement, the Company also granted the Underwriters an option (the “Option”) exercisable for 30 days from the date of the Underwriting Agreement to purchase, at the public offering price less any underwriting discounts and commissions, up to an additional 500,000 shares of Common Stock (the “Option Shares”). The sale of the Firm Shares pursuant to the Underwriting Agreement closed on May 25, 2018.

On May 25, 2018, the Company received notice that the Underwriters had exercised the Option in full. The sale of the Option Shares pursuant to the Underwriting Agreement closed on May 30, 2018. The Company estimates that the net proceeds from the offering of the Option Shares will be approximately $43.2 million, after deducting the discount to the Underwriters and the estimated offering expenses.

The Option Shares were registered by the Company under an automatically effective shelf registration statement on Form S-3, Registration Number 333-207088, filed with the SEC on September 23, 2015, and pursuant to the preliminary prospectus supplement, dated May 21, 2018, the final prospectus supplement, dated May 22, 2018, and the accompanying prospectus, dated September 23, 2015, describing the terms of the offering.

A copy of the opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the legality of the issuance and sale of the Firm Shares and the Option Shares was filed as Exhibit 5.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 25, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, INC.

	By:	/s/Christopher J. Paucek
	Name:	Christopher J. Paucek
	Title:	Chief Executive Officer

Date: May 30, 2018